THIS IS A CONFIDENTIAL DOCUMENT









                        GREASE MONKEY INTERNATIONAL, INC.

                           MASTER FRANCHISE AGREEMENT

                                     FOR THE

                               REPUBLIC OF MEXICO























                                                     Country: Republic of Mexico
                                         Master Franchisee: Unilub, S.A. de C.V.




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                        GREASE MONKEY INTERNATIONAL, INC.
                           MASTER FRANCHISE AGREEMENT
                                TABLE OF CONTENTS

                                                                     Page Number


I.  PURPOSE..................................................................  5


2.  GRANT OF LICENSE.........................................................  2
           2.1.  Grant of Master License
           2.2.  Scope of Franchise Operations
           2.3.  Franchise Agreements
           2.4.  Disclosure Information--Registration........................  3


3.  FEES PAID TO FRANCHISOR..................................................  3
           3.1.  Continuing Fees in General
           3.2.  Continuing Initial Franchise Fees...........................  3
           3.3.  Continuing Royalty Fees.....................................  3
           3.4.  Levies and Taxes............................................  3
           3.5.  Manner of Payment
           3.5.  Manner of Payment


4.  FRANCHISOR'S OBLIGATIONS.................................................  4
           4.1.  Franchisor's Duties


5.  MASTER LICENSEE'S COVENANTS..............................................  6
           5.1.  Development of Licensed Area................................  6
           5.2.  Development Schedule........................................  6
           5.3.  Master License Office
           5.4.  Initial Training Program....................................  6
           5.5.  Compliance with Master Licensee's Operations Manual.........  7
           5.6.  Protection and Promotion of Marks and Licensed Methods......  7
           5.7.  Compliance with Laws........................................  8
           5.8.  Payment of Taxes and Other Obligations......................  8
           5.9.  Support Services
           5.10. Control of Franchisees
           5.11. Attendance at the Franchisor's Conferences
           5.12. Written Materials........................................... 10
           5.13. Organization of Master Licensee.
           5.14. Authurization.


6.  TRADE AND INDUSTRIAL SECRETS............................................. 11

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           6.1.  Trade and Industrial Secrets................................ 11
           6.2.  Use and Limitation on Use................................... 11
           6.3.  Franchisor's Rights to New Ideas............................ 11
           6.4.  Updated Information


7.  REPRESENTATIONS OF MASTER LICENSEE....................................... 12
           7.1.  Representations of Master Licensee


8.  ADVERTISING.............................................................. 13
           8.1.  Standards.
           8.2.  Master Licensee's Advertising Account....................... 13


9.  LICENSED METHODS STANDARDS............................................... 13
           9.1.  Licensed Methods Standards
           9.2.  Incorporation of Licensed Methods Standards
           9.3.  Restriction on Services and Products........................ 14
           9.4.  Instuction Rights


10.  MARKS AND PROPRIETARY RIGHTS............................................ 14
           10.1.  Ownership and Goodwill of Marks............................ 14
           10.2.  Trade Secrets
           10.3.  No Other Mark.............................................. 15
           10.4.  Cessation of Use at Termination............................ 15
           10.5.  Protection of the Marks.................................... 15
           10.6.  Master Licensee's Trade Name............................... 16
           10.7.  Change of Marks............................................ 16
           10.8.  Registration in Licensed Area.............................. 16


11.  REPORTS AND RECORDS..................................................... 16
           11.1.  Periodic Reports
           11.2.  Annual Reports............................................. 16
           11.3.  Maintenance of Records
           11.4.  Inspection and Audit


12.  ASSIGNMENT OF RIGHTS.................................................... 17
           12.1.  Assignment by Master Licensee.............................. 17
           12.2.  Franchisor's Approval of Transfer.......................... 18
           12.3.  Right of First Refusal..................................... 19
           12.4.  Types of Assignment........................................ 19
           12.5.  Assignment by Franchisor................................... 20


13.  TERM AND EXPIRATION..................................................... 20

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           13.1.  Term....................................................... 20
           13.2.  Rights On Expiration....................................... 20
           13.3.  Exercise of Option for Successor Franchise................. 20
           13.4.  Conditions of Refusal...................................... 20


14.  DEFAULT AND TERMINATION................................................. 20
           14.1.  Termination by Master Licensee............................. 20
           14.2.  Termination by Franchisor.................................. 21
           14.3.  Post-Termination Obligations of Master Licensee............ 21


15.  RELATIONSHIP OF THE PARTIES/INDEMNIFICATION............................. 22
           15.1.  Independent Businesspersons
           15.2.  Indemnification


16.  RESTRICTIVE COVENANTS................................................... 23
           16.1.  Non-Competition During Term................................ 23
           16.2.  Post-Termination Covenant Not to Compete................... 23
           16.3.  No Interference
           16.4.  Confidentiality of Proprietary Information................. 24
           16.5.  Nondisclosure and Noncompetition Agreement................. 24


17.  INSURANCE............................................................... 24
           17.1.  Insurance Coverage
           17.2.  Proof of Insurance


18.  ENFORCEMENT............................................................. 24
           18.2.  GOVERNING LAW.............................................. 25
           18.3.  CONSENT TO JURISDICTION.................................... 25
           18.4.  INJUNCTIVE RELIEF.......................................... 25


19.  MISCELLANEOUS PROVISIONS................................................ 26
           19.1.  Modification
           19.2.  Delegation................................................. 26
           19.3.  Entire Agreement
           19.4.  No Right to Set-Off........................................ 26
           19.5.  Fees and Costs
           19.6.  Severability............................................... 26
           19.7.  Notices
           19.8.  Excuse of Performance
           19.9.  Approval Within Licensed Area.............................. 27
           19.11. Applicable Law............................................. 27
           19.12. Translation of Agreement................................... 27

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                                    EXHIBITS


A        Addendum to Master Franchise Agreement
B        Mark Registrations in the Master Franchise Area
C        Nondisclosure and Noncompetition Agreement
D        Limited Guarantee of Master Franchisee's Obligations































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                         THIS IS A CONFIDENTIAL DOCUMENT

                        GREASE MONKEY INTERNATIONAL, INC.
                           MASTER FRANCHISE AGREEMENT


     THIS AGREEMENT (the "Agreement") is made to be effective as of the 1st day of August, 1998, by and between GREASE MONKEY INTERNATIONAL, INC., a Colorado corporation, with its principal place of business located at 216 16th Street Mall, Suite 1100, Denver, Colorado 80202 (the "Franchisor") and UNILUB, S.A. de C.V., a Mexican corporation duly incorporated and validly existing under the laws of the Republic of Mexico, with its principal place of business located at Humberto Lobo No. 770, Colonia del Valle, San Pedro Garza Garcia, Nuevo Leon,
66220 Mexico (the "Master Franchisee") who, on the basis of the mutual covenants, promises and agreements contained herein, agree as follows:

                                   I. PURPOSE

     1.1. The Franchisor has developed a system for establishing and operating fast service automotive lubrication centers ("GREASE MONKEY Centers" or "Centers") associated with the service mark "GREASE MONKEY" and design, and other trademarks, service marks, logos and identifying features, described in the attached Exhibit B ("Marks") and the Franchisor's distinctive methods ("Master Franchise Methods") for establishing and operating GREASE MONKEY Centers.

     1.2. The Franchisor grants the right to qualified individuals and entities to develop and operate a single GREASE MONKEY Center under the Marks and utilizing the Master Franchise Methods pursuant to franchise agreements ("Franchise Agreements"). The Franchisor also grants the right to qualified individuals and entities to develop and operate a certain number of GREASE MONKEY Centers within an exclusive territory under the Marks and utilizing the Master Franchise Methods pursuant to exclusive territory development agreements. The individuals and entities that operate a single GREASE MONKEY Center and the individuals and entities that are licensed to develop and operate more than one GREASE MONKEY Center in an exclusive territory shall collectively be referred to herein as "Franchisees."

     1.3. The Master Franchisee shall have the exclusive rights to operate, develop and assist the Franchisor in the capacity of Master Franchisee within the Republic of Mexico ("Master Franchise Area") to operate a business ("Master Franchisee's Business"), and to develop, support and provide services to GREASE MONKEY centers within the Master Franchise Area in accordance with Mexican applicable law; Articles 142, 143 and 148 of the Mexican Intellectual Property Law ("Ley Para el Fomento y Proteccion de la Propiedad Intelectual") and Article

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65 of its Reglament ("Reglamento de la Ley de la Propriedad  Intelectual"),  and
the terms and conditions which are contained in this Agreement; provided, however, that nothing in this paragraph 1.3 shall impair the ability of Franchisees of Franchisor to operate consistent with a Grease Monkey Franchise Agreement executed prior to the effective date of this Agreement.

     1.4. The Franchisor is willing to grant the exclusive right to the Master Franchisee to serve as its Master Franchisee through the operation of a Master Franchisee's Business within the Master Franchise Area, under terms and conditions which are contained in this Agreement.

                               2. GRANT OF LICENSE

     2.1. Grant of Master License. The Franchisor grants to the Master Franchisee, and the Master Franchisee accepts from the Franchisor, the exclusive right to use the Marks and the Master Franchise Methods in connection with operating the Master Franchisee's Business within the Master Franchise Area; provided, however, that nothing in this paragraph 2.1 shall impair the ability of Franchisees of Franchisor to operate consistent with a Grease Monkey Franchise Agreement executed prior to the effective date of this Agreement. The rights that are granted to the Master Franchisee are for the specific Master Franchise Area and cannot be transferred from or used outside of such Master Franchise Area, nor may the boundaries of the Master Franchise Area be altered or modified, without the prior written approval of the Franchisor. The Master Franchisee acknowledges that its continued rights to operate the Master Franchisee's Business in the Master Franchise Area is dependent on the Master Franchisee's continued compliance with all terms and conditions of this Agreement, including without limitation the Master Franchisee's obligations and deadlines imposed by the Development Schedule defined in Section 5.2 of this Agreement and set forth on Exhibit A.

     2.2. Scope of Franchise Operations. The Master Franchisee agrees at all times to faithfully, honestly and diligently perform the Master Franchisee's obligations hereunder, and to continuously exert best efforts to maximize general public recognition and acceptance of the Marks for the benefit of all GREASE MONKEY Centers ("System") and to promote the GREASE MONKEY System among current and potential Franchisees. The Master Franchisee agrees to utilize the Marks and Master Franchise Methods to operate the Master Franchisee's Business in accordance with the methods and systems developed and prescribed from time to time by the Franchisor, in its sole discretion, all of which are a part of the Master Franchise Methods. The Master Franchisee's Business operations shall offer only the instruction, products and services as the Franchisor shall designate or approve to ensure uniformity of presentation to maintain the GREASE MONKEY image, which include names, Marks, uniform product ranges, specified designs and color schemes for the business premises, signs, layouts, fixtures and fittings, written materials, uniforms and identification tags. The Master Franchisee shall implement any additions or changes to the instruction, products and services offered or provided by the Master Franchisee's Business as may be reasonably required by the Franchisor.


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     2.3.  Franchise  Agreements.  The Master Franchisee shall have the right to develop and open new franchises and/or submit potential local Franchisees within the Master Franchise Area with the prior written approval of all potential Franchisees and sites by the Franchisor, which shall not be unreasonably withheld. The Master Franchisee and the Franchisor shall develop for each calendar quarter a Quarterly Development Program for the Master Franchise Area. The Master Franchisee shall follow the Quarterly Development Program without further approval by the Franchisor of sites or Franchisees. The Master Franchisee shall execute a separate GREASE MONKEY Franchise Agreement with each local franchisee, which Grease Monkey Franchise Agreement shall specifically provide that the Franchisor is a third party beneficiary. The GREASE MONKEY Franchise Agreements executed with Franchisees in the Master Franchise Area shall conform with the standards for a qualified franchisee of the Franchisor, including but not limited to protection of Marks and Franchised Methods, training programs, development and protection of intellectual property, Master Franchisee's Operations Manuals, compliance with laws and regulations, and services to be rendered.

     2.4. Disclosure Information--Registration. The Master Franchisee shall comply with and abide by all disclosure requirements as the Franchisor may require from time to time with respect to promoting GREASE MONKEY Centers to potential Franchisees.

                           3. FEES PAID TO FRANCHISOR

     3.1. Continuing Fees in General. The Master Franchisee acknowledges that in developing the Master Franchise Methods, the Franchisor has made and continues to make substantial investments of time, capital, and technical and commercial research. In consideration of the license of the Master Franchise Methods, Marks, confidential information and trade secrets to be provided by the Franchisor, the Master Franchisee shall pay to the Franchisor the Continuing Initial Franchise Fees and the Continuing Royalty Fees as described in this
Article 3.

     3.2. Continuing Initial Franchise Fees. While this Agreement is in effect, the Master Franchisee shall pay the Franchisor each month, by the 20th day of the month, 20% of the gross initial franchise fee receipts collected by the Master Franchisee from Franchisees in the Master Franchise Area, which fees were received between and including the 11th day of the preceding month and the 10th day of the then current month ("Continuing Initial Franchise Fees"). While this Agreement is in effect, the Master Franchisee shall keep 80% of the Continuing Initial Franchise Fees.

     3.3. Continuing Royalty Fees. While this Agreement is in effect, the Master Franchisee shall pay the Franchisor each month, by the 20th day of the month, 20% of the gross royalty fee receipts collected by the Master Franchisee from Franchisees in the Master Franchise Area, which fees were received between and

                                        3

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including  the  11th  day of the  preceding  month  and the 10th day of the then current month ("Continuing Royalty Fees"). The term "gross royalty fee receipts" as used in this Section 3.3 shall equal the gross payments received by the Master Franchisee as "Royalties," which term shall be defined by each respective Franchise Agreement for Centers located in the Master Franchise Area. While this Agreement is in effect, the Master Franchisee shall keep 80% of the Continuing Royalty Fees.

     3.4. Levies and Taxes. All payments by the Master Franchisee to the Franchisor shall be made without any deduction for any taxes, except that Master Franchisee shall deduct and pay to the appropriate taxing authority, on behalf of the Franchisor, any amount which the Master Franchisee is required to withhold under any laws in the Master Franchise Area on payments made by the Master Franchisee to the Franchisor. The Master Franchisee shall transmit to the Franchisor official receipts for payment of all taxes withheld. If the Master Franchisee fails to withhold or pay such taxes, it shall indemnify the Franchisor for the full amount of such taxes and for any loss or liability occasioned by the Master Franchisee's failure to withhold as required by law, including, but not limited to, any penalties, interest and expenses incurred by the Franchisor. All other taxes imposed on payments by the Master Franchisee to the Franchisor that may be imposed now or in the future under laws of the Master Franchise Area or any taxing authority therein shall be the Master Franchisee's sole responsibility, and the Master Franchisee shall transmit such taxes to appropriate fiscal authorities. Such taxes shall not affect the Master Franchisee's obligation to make payments to the Franchisor as required under this Agreement.

     3.5. Manner of Payment. Unless otherwise agreed in writing, all payments made by the local Franchisees, including but not limited to royalty payments and franchise fees, shall be paid in Mexican Pesos directly to the Master Franchisee. Unless otherwise instructed, all payments made to the Franchisor hereunder shall be paid in Mexican Pesos to Franchisor's Mexican affiliate, Grease Monkey de Mexico, S.A. de C.V. The Franchisor may designate and change payment instructions at any time with at least fifteen (15) days prior written notice to the Master Franchisee. The Master Franchisee shall be solely responsible for the payment of any costs and charges incurred in connection with the transfer and exchange of currency over and above any fees paid hereunder. The Master Franchisee shall comply with all Mexican tax laws and regulations, and withhold such taxes and tariffs as may be imposed, from time to time, by any governmental authority within the Master Franchise Area. The Master Franchisee shall provide an accounting or other documentation of any such withheld amounts and payments made therefrom, in a form as may be reasonably acceptable to the Franchisor.

     3.6. Past Due Royalties and Franchise Fees. The Master Franchisee shall, at no cost to the Franchisor, use its best efforts through extra-judicial proceedings to collect any and all royalties and franchise fees past due on the effective date of this Agreement. In the event the Master Franchisee's extra-judicial efforts are unsuccessful, the Franchisor may, in its sole discretion, elect to pursue judicial proceedings, the attorneys' fees and other costs associated with which shall be borne by the Franchisor.

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                           4. FRANCHISOR'S OBLIGATIONS

     4.1. Franchisor's Duties. The duties to be performed by the Franchisor in connection with the Master Franchisee's Business will include the following:

          a. The Franchisor will provide an initial training program in Denver, Colorado U.S.A., or other training facility designated by the Franchisor, for the Master Franchisee or, if the Master Franchisee is not an individual, the person designated by the Master Franchisee to assume primary responsibility for the management of the Master Franchisee's Business ("Manager"). No fee shall be charged by the Franchisor for the Master Franchisee or its Manager to attend the initial training program. The Master Franchisee will be responsible for all travel and living expenses related to attendance at the training program. The training will last for at least five days. Successful completion of the initial training program shall be evidenced by the Master Franchisee or its Manager receiving a certificate of training completion. At least one individual must successfully complete the initial training program prior to the commencement of operations of the Master Franchisee's Business. The Franchisor reserves the right to waive a portion of the initial training program or alter the training schedule, if in the Franchisor's sole discretion, the Master Franchisee or its Manager have sufficient prior experience or training.

          b. The Franchisor will provide advice regarding the development of the Master Franchisee's Business.

          c. The Franchisor will provide input, in the form of advice, studies, data or written materials, to assist the Master Franchisee in compiling a marketing plan for its first year of operation.

          d. The Franchisor will provide newsletters, ad slicks and other advertising materials, as they may be available from time to time; provided, however, that they shall be in the English language and the Master Franchisee will be required to have them accurately translated for use in the Master Franchise Area at the Master Franchisee's own expense.

          e. The Franchisor will make available, in the English language, one or more manuals, technical bulletins or other written materials covering the proper operating and marketing techniques of a GREASE MONKEY Center as well as standards and specifications for implementing the Master Franchise Methods, and manuals or other written materials covering the Master Franchisee's Business operations, which may include advertising, marketing, franchise promotion, franchisee selection, franchisee support, budgeting



                                        5

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     and forecasting,  systems and controls, management of the advertising fund, development schedule issues, public relations and related business systems and methods. The manuals and other written information described herein shall collectively be referred to as the "Master Franchisee's Operations Manual." The Master Franchisee understands that the Franchisor shall accept no responsibility for insuring that the Master Franchisee's Operations Manual, and any information contained therein apply or are consistent with the laws, regulations and customs prevailing within the Master Franchise Area. The Franchisor reserves the right to revise the Master Franchisee's Operations Manual from time to time as it deems necessary to update operating and marketing techniques or standards and specifications.

          f. The Franchisor will make available to the Master Franchisee the standard form of Franchise Agreement within 90 days after the execution of this Agreement, for use as a reference in performing the Master Franchisee's Business operations licensed hereunder. The Franchisor will also provide to the Master Franchisee a summary of the terms of each Franchise Agreement in existence and operating in the Master Franchise Area during the term of this Agreement, for use in performing the Master Franchisee's Business operations licensed hereunder.

                        5. MASTER FRANCHISEE'S COVENANTS

     5.1. Development of Master Franchise Area. The Master Franchisee shall promote licenses or franchises to potential Franchisees to develop and operate GREASE MONKEY Centers in the Master Franchise Area in a manner consistent with the standards and specifications as may be established by the Franchisor from time to time and in compliance with any applicable laws and regulations directly or indirectly affecting or relating to the offer and sale of licenses or franchises in the Master Franchise Area. The Master Franchisee shall uphold the Franchisor's qualification standards in soliciting, screening and promoting licenses or franchises to potential Franchisees. Each party shall be solely and fully responsible for insuring compliance with all applicable laws and regulations by their own employees, agents and/or other representatives under their control.

     5.2. Development Schedule. The Master Franchisee agrees that during the term of this Agreement, the Master Franchisee will meet and maintain the levels specified in each calendar quarter's quarterly development schedule ("Quarterly Development Schedule") set forth in Exhibit A to this Agreement, which Quarterly Development Schedule specifies the minimum dollar amount of Gross Receipts, as defined below, that must be realized collectively by the GREASE MONKEY Centers located in the Master Franchise Area. The term "Gross Receipts" shall mean and include the aggregate amount received from all sales of services, products or merchandise of every kind or nature, performed or sold from, at or in connection with the operation of the GREASE MONKEY Centers or arising out of the operation

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or  conduct of the  GREASE  MONKEY  Centers,  whether  for cash or  credit,  but excluding (i) the amount of the discount given off the regular retail price of such services or products in connection with the use of coupons or other discount promotions, and (ii) any sales or services charges or taxes collected from customers and paid to the appropriate taxing authority. The Franchisor and the Master Franchisee must agree to an ongoing development schedule for any renewal of this Agreement as set forth in Article 13 of this Agreement.

     5.3. Master License Office. The Master Franchisee agrees to obtain and at all times during the term of this Agreement maintain office facilities in the Master Franchise Area for operation of the Master Franchisee's Business ("Master Office"). The Franchisor shall approve the Master Office location by its designation in Exhibit A to this Agreement or by later executing a Rider to Exhibit A if the Master Office location is not chosen as of the date of execution of this Agreement. The Master Office shall have a dedicated telephone line which shall be answered in the name of GREASE MONKEY and shall otherwise be equipped and furnished and have signage in a manner consistent with the System, image and minimum standards of the Franchisor.

     5.4. Initial Training Program. The Master Franchisee agrees that its responsibilities to Franchisees in the Master Franchise Area include the provision of an initial GREASE MONKEY training program for each Franchisee, to be conducted at the Master Office, for two individuals representing each GREASE MONKEY Franchisee.

     5.5. Compliance with Master Franchisee's Operations Manual. The Master Franchisee shall use the Marks and Master Franchise Methods only as specified in the Master Franchisee's Operations Manual. The Master Franchisee agrees that it shall comply with the Master Franchisee's Operations Manual as an essential aspect of its obligations under this Agreement and failure to substantially comply with the Master Franchisee's Operations Manual may be considered a breach of this Agreement. The Master Franchisee's Operations Manual is the sole property of the Franchisor and shall be used by the Master Franchisee only during the term of this Agreement and in strict accordance with the terms and conditions hereof, except as the same may be revised or waived in writing by the Franchisor in order to comply or be consistent with the laws, regulations or custom prevailing in the Master Franchise Area. The Master Franchisee shall not duplicate the Master Franchisee's Operations Manual or disclose its contents to persons other than the Franchisees in the Master Franchise Area, or employees or officers who have signed a Nondisclosure and Noncompetition Agreement substantially similar to that attached as Exhibit C hereto and incorporated herein by reference, and only to the extent that the disclosure of said information is required under this Agreement and the Master Franchisee's Operations Manual for the operation of the Master Franchisee's Business. The Master Franchisee shall return the Master Franchisee's Operations Manual to the Franchisor on the expiration, termination or assignment of this Agreement.

     5.6. Protection and Promotion of Marks and Master Franchise Methods. The Master Franchisee shall operate the Master Franchisee's Business in accordance with the Master Franchise Methods standards set by the Franchisor and in such a manner as not to detract from or adversely reflect on the name and reputation of the Franchisor and the goodwill associated with the GREASE MONKEY name and Marks. The Franchisor and the Master Franchisee shall comply with Articles 142, 143 and 148 of the Mexican Intellectual Property Law ("Ley Para el Fomento y Proteccion de la Propiedad Intelectual") and Article 65 of its Reglament ("Reglamento de la Ley de la Propriedad Intelectual"). The Franchisor shall register and record this Agreement before the Mexican Institute of Intellectual Property ("Instituto Mexicano de la Propiedad Industrial") to enable the Master Franchisee to protect and defend the Marks and Franchised Methods against third parties within the Master Franchise Area. The Franchisor shall deliver to the Master Franchisee a copy of this Agreement duly registered before the Mexican Institute of Intellectual Property. The Master Franchisee shall make every effort to protect, maintain and promote the Marks and the Master Franchise Methods, and to prevent imitations and infringements on the Marks and Master Franchise Methods, within the Master Franchise Area. The Master Franchisee shall promptly notify Franchisor in writing of any possible infringement or illegal use by others of a trademark the same as or similar to the Marks which may come to its attention. The Master Franchisee acknowledges that Franchisor shall have the right to determine whether action will be taken on account of any possible infringement or illegal use. If Franchisor shall determine that such action shall be taken, Master Franchisee shall commence or prosecute such action in Master Franchisee's own name and Franchisor may join as a party to the action if Franchisor determines it to be reasonably necessary for the continued protection and quality control of the Marks and Master Franchise Methods. In the event tha Master Franchisee employs the service of an attorney to commence or prosecute such action, such attorney shall be approved by Franchisor prior to such employment. The Master Franchisee will not institute any action on account of any possible infringement or illegal use without first obtaining Franchisor's prior written consent. In the event Master Franchisee employs the service of an attorney to commence or prosecute such action, such attorney shall be approved by Franchisor prior to such employment.

     5.7. Compliance with Laws. The Master Franchisee shall conduct itself and operate the Master Franchisee's Business in compliance with all applicable laws and ordinances in the Master Franchise Area. In connection therewith, the Master Franchisee shall be solely and fully responsible for obtaining and maintaining any and all government permits, registrations, licenses or similar approvals to carry on the Master Franchisee's Business.

     5.8. Payment of Taxes and Other Obligations. The Master Franchisee shall promptly pay when due all taxes and other obligations incurred with third parties in the operation of the Master Franchisee's Business, including, without limitation, value-added, import/export, national insurance contributions, turnover taxes, sales and withholding taxes, and any and all accounts or other indebtedness of every kind incurred by the Master Franchisee in the conduct of the Master Franchisee's Business. In the event of a bona fide dispute as to the liability for taxes assessed or other indebtedness, the Master Franchisee shall follow the procedures of the appropriate governmental authority in the Master Franchise Area. The Master Franchisee shall comply with all agreements with third parties related to the Master Franchisee's Business.

     5.9. Support Services. The Master Franchisee agrees to perform its obligations to serve and act as the Master Franchisee of the Franchisor in accordance with the terms and conditions of this Agreement, and only within the Master Franchise Area, which obligations include, in addition to all other obligation set forth in this Agreement, performing certain site approval, development and operating services and establishing and maintaining certain supply services (collectively, the "Support Services"), as defined in this Section below, in accordance with the Franchisor's standards and specifications. "Support Services" are defined as follows:

          a. Solicit and identify prospective Franchisees for GREASE MONKEY Centers to be located within the Master Franchise Area;

          b. Assist with GREASE MONKEY Center location selection for each Franchisee, which shall consist of providing each Franchisee with criteria for a satisfactory site and approving or disapproving of site submittal packages (containing such demographic commercial and other information as the Franchisor and the Master Franchisee may reasonably require) submitted to the Master Franchisee by Franchisees for each location at which a Franchisee proposes to establish and operate a GREASE MONKEY Center, assisting in negotiating lease terms and coordinating the work of contractors and architects with respect to the development of each GREASE MONKEY Center;

          c. Provide standards and specifications to Franchisees for the build out, interior design, layout, floor plan, signs, designs, color and decor of the Center as prescribed from time to time by the Franchisor;

          d. Provide advice to Franchisee regarding the standards and specifications for the equipment, supplies and materials used in, and the services offered for sale by, the Centers and advice regarding the selection of suppliers for the purchasing of such items used in connection with the GREASE MONKEY Centers;

          e. Provide initial training and on-site assistance for not less than five days in the opening of GREASE MONKEY Centers;

          f.  Provide   guidance  in  implementing   advertising  and  marketing
     programs, operating and sales procedures and bookkeeping and accounting programs;

          g. Upon the reasonable request of Franchisees, provide consultation by telephone regarding the continuing operation and management of the Center and advice regarding GREASE MONKEY services, product quality control, employment issues and customer relations issues;

          h. Provide on-going updates of information and programs regarding the GREASE MONKEY Center operations and related Master Franchise Methods, including without limitation, information about special or new services of the Franchisor;

          i. Perform on-site inspections of all GREASE MONKEY Centers located in the Master Franchise Area at least one time per year, including the inventory, equipment, products, materials and supplies, to ensure compliance with all standards and specifications set by the Franchisor;

          j. Collect all amounts due and owing from the Franchisees in the Master Franchise Area to the Franchisor under the respective Franchise Agreements or any other agreement between the Franchisor and the Franchisees, and remit to the Franchisor such Continuing Initial Franchise Fees, Continuing Royalty Fees and other payments as required by the terms of this Agreement;

          k. Establish and maintain all necessary relationships with suppliers located within the Master Franchise Area of equipment, supplies, materials and other items used in the operation of GREASE MONKEY Centers in accordance with the Franchisor's standards and specifications. The Master Franchisee shall also obtain the Franchisor's prior written approval, which approval shall not be unreasonably withheld, of any changes in the Franchisor's standards and specifications for the equipment, supplies and materials used in, and the services offered for sale by, GREASE MONKEY Centers in the Master Franchise Area and once the Master Franchisee obtains the Franchisor's approval therefor, advise Franchisees in the Master Franchise Area regarding these changes and regarding the selection of suppliers for the purchase of such items used in connection with the GREASE MONKEY Centers in the Master Franchise Area;

          l. Provide access to advertising and promotional materials as may be developed by the Franchisor from time to time;

          m. At the Franchisor's written request, establish an advertising cooperative for all GREASE MONKEY Centers located in the Master Franchise Area using forms and procedures supplied by the Franchisor; and

          n. Submit periodic reports to the Franchisor on the Master Franchisee's Business operations, the GREASE MONKEY Centers and other activities in the Master Franchise Area, using procedures and forms prescribed by the Franchisor from time to time.

     5.10. Control of Franchisees and Assignment of Existing Franchise Agreements. The Master Franchisee shall assure that the standards and specifications as set forth in any and all Franchise Agreements and the Master Franchisee's Operations Manual and any and all other standards and specifications which are part of the Master Franchise Methods established by the Franchisor are, in turn, established and maintained by the Master Franchisee and the Franchisees with respect to all GREASE MONKEY Centers in the Master Franchise Area. The Franchisor shall, within six months from the effective date of this Agreement, assign the Franchisor's rights in and to all Grease Monkey Franchise Agreements executed on or before the effective date of this Agreement for franchises located or to be located within the Master Franchise Area, to the Master Franchisee; provided, however, that (i) the Franchisor shall not assign its rights relating to resolution of disputes; (ii) the Franchisor shall remain a third party beneficiary of such Grease Monkey Franchise Agreements; and (iii) the Master Franchisee shall not receive initial franchise fees for Grease Monkey Franchise Agreements assigned pursuant to this paragraph 5.10.

     5.11. Attendance at the Franchisor's Conferences. The Master Franchisee, or its Manager, shall attend on-going seminars, conventions and programs offered by the Franchisor to its Franchisees and Master Franchisees which are offered on a national basis in the United States of America, and those offered on an international basis. The Master Franchisee, or its Manager, shall attend any mandatory seminar, convention or program as may be offered by the Franchisor. The Franchisor shall give the Master Franchisee at least 30 days prior written notice of any seminar, convention or program which is considered by the Franchisor to be mandatory; provided, however, the Master Franchisee, or the Manager, shall not be required to attend any mandatory seminar, convention or program more than once per year, except for local or regional advertising and marketing meetings, sponsored by an advertising cooperative or by the Franchisor, the Master Franchisee's or the Manager's attendance at which may also be required. The Master Franchisee is responsible for all costs and expenses associated with attending any training program, seminar or convention.

     5.12. Written Materials. The Master Franchisee agrees to develop and use in connection with the Master Franchisee's Business only such written materials, training manuals and supplies which comply with the Franchisor's standards and specifications. Unless provided to the Master Franchisee in the language in dominant use in the Master Franchise Area, the Master Franchisee shall pay all costs of translation for such written materials and training manuals as may be necessary for use in the Master Franchise Area.

     5.13. Organization of Master Franchisee. The Master Franchisee is a corporation duly organized, validly existing and in good standing under the laws of the Republic of Mexico.

     5.14. Authorization. The individuals executing this Agreement on behalf of the Master Franchisee have been duly authorized to execute and deliver this Agreement on behalf of the Master Franchisee and this Agreement is bind upon the Master Franchisee in accordance with its terms.

                         6. TRADE AND INDUSTRIAL SECRETS

     6.1. Trade and Industrial Secrets. The Master Franchisee acknowledges that the Franchisor possesses certain trade and industrial secrets ("Trade and Industrial Secrets") relating to the operation of GREASE MONKEY Centers, which include: (1) site selection criteria; (2) methods, processes, formats, specifications, systems, procedures, sales and marketing techniques and knowledge of and experience in the development and operation of GREASE MONKEY Centers, including any and all contents of the Master Franchisee's Operations Manual; (3) marketing programs; (4) research and development relating to new businesses and services; (5) knowledge of specifications for and suppliers of certain products, services, materials, supplies, equipment and fixtures; (6) the proprietary computer software program and designated equipment; and (7) knowledge of operating results and financial performance of GREASE MONKEY Centers. The Franchisor's Trade and Industrial Secrets shall be disclosed by the Franchisor to the Master Franchisee through documents, electronic or magnetic means, optical disks, microfilm, film or other similar instruments. In view of the foregoing, any unauthorized disclosure by the Master Franchisee of the Trade and Industrial Secrets provided by the Franchisor pursuant to this Agreement shall entitle the Franchisor to exercise all of the legal rights and remedies available to the Franchisor pursuant to any applicable law and/or regulation.

     6.2. Use and Limitation on Use. The Master Franchisee acknowledges and agrees it will not acquire any interest in Trade and Industrial Secrets, other than the right to utilize disclosed Trade and Industrial Secrets in operating the Master Franchisee's Business in the Master Franchise Area during the term hereof and that use or duplication of any Trade and Industrial Secrets in any other business would constitute an unfair method of competition. The Master Franchisee further acknowledges and agrees that the Trade and Industrial Secrets are proprietary to the Franchisor, include trade secrets of the Franchisor and are disclosed to the Master Franchisee solely on the condition that the Master Franchisee agrees, and the Master Franchisee does hereby agree, that the Master
Franchisee: (1) will not use any Trade and Industrial Secrets in any other business or capacity; (2) will maintain the absolute confidentiality of all of the Trade and Industrial Secrets during and after the term of this Agreement;
(3) will not make unauthorized copies of any portion of the Trade and Industrial Secrets disclosed in written or other tangible forms; and (4) will adopt and implement all reasonable procedures that Franchisor prescribes to prevent unauthorized use or disclosure of the Trade and Industrial Secrets.

     6.3. Franchisor's Rights to New Ideas. The Master Franchisee agrees that the Franchisor shall have the right to use and authorize other GREASE MONKEY Centers to use, and the Master Franchisee shall fully and promptly disclose to the Franchisor, all ideas, concepts, methods and procedures relating to the development and/or operations of a business providing automotive lubrication, oil changes, radiator flush and fill, and transmission fluid and other fluid replacement services conceived or developed by the Master Franchisee and/or its employees, Franchisees and licensees during the term of this Agreement.

     6.4. Updated Information. The Master Franchisee, within thirty days of receiving any updated information regarding the Master Franchisee's Operations Manual, shall in turn update its copy of the Master Franchisee's Operations Manual as instructed by the Franchisor and shall conform its operations with the updated provisions within a reasonable time thereafter. The Master Franchisee shall also be responsible for ensuring that each of the Franchisees in the Master Franchise Area shall, in turn, update their copy of their Operations Manual as instructed by the Franchisor, and shall conform their operations with the updated provisions within a reasonable period of time thereafter. The Master Franchisee acknowledges that a master copy of the Master Franchisee's Operations Manual maintained by the Franchisor at its principal office shall be controlling in the event of a dispute relative to the content of any Master Franchisee's Operations Manual.

                     7. REPRESENTATIONS OF MASTER FRANCHISEE

     7.1. Representations of Master Franchisee. The Master Franchisee represents and warrants that it has induced the Franchisor to enter into this Agreement based on the following representations and warranties made to Franchisor. The following representations and warranties shall survive termination of this Agreement.

          a. The Master Franchisee understands and acknowledges that the Franchisor has made no promise or guarantee, express or implied, that the Master Franchisee will be able to comply with any applicable laws and regulations concerning the promotion of franchises in the Master Franchise Area throughout the entire term hereof, but the Master Franchisee agrees to use its best efforts to comply with the same.

          b. The Franchisor has made no representations or statements of actual, average, projected or forecasted sales, profits or earnings to the Master Franchisee with respect to the Master Franchisee's Business on which the Master Franchisee has in any way relied in entering into this Agreement.

          c. The Master Franchisee understands and acknowledges that the Master Franchisee's Operations Manual provided by the Franchisor contains information which may not be applicable in the Master Franchise Area and the Master Franchisee will be required to inform the Franchisor of any proposed revisions, and if approved by the Franchisor in its sole discretion, to revise those sections which are in turn provided to Franchisees.

          d. The Master Franchisee acknowledges that it has read this Agreement and understands and accepts the terms contained in this Agreement as being reasonably necessary to maintain the Franchisor's high standards of quality and service and the uniformity of those standards and thereby to protect and preserve the goodwill of the Marks and the integrity of the Master Franchise Methods. The Master Franchisee acknowledges that it has conducted an independent investigation of the business venture contemplated by this Agreement and recognizes that, like any other business, the nature of this business may evolve and change over time, that the investment involves business risks and that the success of the venture is largely dependent on the Master Franchisee's business abilities and efforts. The Master Franchisee further represents to the Franchisor, as an inducement to its entry into this Agreement, that the Master Franchisee had made no misrepresentations in obtaining the license granted pursuant to this Agreement.

          e. The Master Franchisee represents that it is familiar with and has the necessary managerial and financial ability to operate, develop and maintain the Master Franchisee's Business and that it has sufficient staff and offices to attempt to promote, train and support prospective and future Franchisees pursuant to the Franchisor's minimum standards of quality and in accordance with the Master Franchisee's Operations Manual.

                                 8. ADVERTISING

     8.1. Standards. The Master Franchisee acknowledges that the advertising and promotion of the GREASE MONKEY Centers and the GREASE MONKEY System in
accordance with the Franchisor's standards and specifications regarding advertising is an essential aspect of the Master Franchise Methods, and the Master Franchisee agrees to comply with all advertising standards and specifications.

     8.2. Master Franchisee's Advertising Account. Any advertising fees collected by the Master Franchisee from Franchisees pursuant to the Franchise Agreements and retained by the Master Franchisee, shall be deposited by the Master Franchisee in separate bank accounts, commercial accounts or savings accounts ("Advertising Account"). The Master Franchisee will make available to the Franchisor and to the Franchisees in the Master Franchise Area, no later than 120 days after the end of each calendar year, an annual financial statement for the Advertising Account which indicates how deposits to the Advertising Account have been spent. The Advertising Account will be administered by the Master Franchisee, in its sole discretion, and shall be used by the Master Franchisee on behalf of Franchisees in the Master Franchise Area only for production and placement of media advertising, direct response literature, direct mailings, brochures, collateral material advertising, surveys of advertising effectiveness, or other advertising or public relations expenditures relating to advertising.

                      9. MASTER FRANCHISE METHODS STANDARDS

     9.1. Master Franchise Methods Standards. The Master Franchisee acknowledges and agrees that the development and operation of the GREASE MONKEY Centers in accordance with the specifications, standards, operating procedures and rules the Franchisor prescribes for the operation of GREASE MONKEY Centers as periodically modified and supplemented by the Franchisor in its discretion during the term (the "Master Franchise Methods Standards") is the essence of this Agreement and essential to preserve the goodwill of the Marks. Therefore, Master Franchisee agrees, at all times during the term hereof, to maintain and operate, and to require Franchisees to maintain and operate, the GREASE MONKEY Centers in accordance with each and every Master Franchise Methods Standard.


     9.2. Incorporation of Master Franchise Methods Standards. The Master Franchisee hereby agrees that Master Franchise Methods Standards prescribed from time to time in the Master Franchisee's Operations Manual, or otherwise communicated to the Master Franchisee in writing, shall constitute provisions of this Agreement as if fully set forth herein. All references to this Agreement shall include all Master Franchise Methods Standards as periodically modified.

     9.3. Restriction on Services and Products. The Master Franchisee is prohibited from offering or selling any services or products not authorized by the Franchisor. However, if the Master Franchisee proposes to offer, conduct or utilize any services, products, materials, forms, items or supplies for use in connection with or sale through the Master Franchisee's Business which are not previously approved by the Franchisor as meeting its specifications, the Master Franchisee shall first notify the Franchisor in writing requesting approval. The Franchisor shall not unreasonably withhold such approval; however, in order to make such determination, the Franchisor may require submission of specifications, information, or samples of such services, products, materials, forms, items or supplies. The Franchisor will advise the Master Franchisee within a reasonable time whether such services, products or other items meet its specifications.

     9.4. Inspection Rights. To ensure conformity with the standards and specifications of the Franchisor, the Franchisor reserves the right to inspect all aspects of the operation of the Master Franchisee's Business and the GREASE MONKEY Centers in the Master Franchise Area, during normal business hours. The Franchisor shall provide the Master Franchisee with at least ten days prior written notice with respect to an upcoming inspection and the Master Franchisee shall reasonably cooperate with the Franchisor for the scheduling of the inspection. The Master Franchisee shall have the right to be present during any inspection conducted by the Franchisor or the Franchisor's representative.

                        10. MARKS AND PROPRIETARY RIGHTS

     10.1. Ownership and Goodwill of Marks. The Master Franchisee hereby acknowledges that the Franchisor is the sole owner of the Marks and any goodwill established thereby and the Franchisor has the sole right to license and control the Master Franchisee's use of the GREASE MONKEY service mark and other of the Marks, and that the use of the Marks shall remain under the sole and exclusive control of the Franchisor. The Master Franchisee acknowledges that it has not acquired any right, title or interest in the Marks except for the right to use the Marks in the operation of the Master Franchisee's Business in the Master Franchise Area pursuant to this Agreement.

     10.2. Trade Secrets. The Master Franchisee hereby acknowledges that the Franchisor owns and controls the distinctive plan for the establishment, operation and promotion of GREASE MONKEY Centers and all related Master Franchise Methods of doing business, previously defined as the "Master Franchise Methods", which may include, but are not limited to, distinctive layout, design and decoration for the GREASE MONKEY Center structure, other commercial symbols, written promotional materials, advertising and accounting systems, all of which constitute trade secrets of the Franchisor, and the Master Franchisee acknowledges that the Franchisor has valuable rights in and to such trade secrets. The Master Franchisee further acknowledges that it has not acquired any right, title or interest in the Master Franchise Methods except for the right to use the Master Franchise Methods in the operation of the Master Franchisee's Business as it relates to this Agreement or as may be granted by separate agreement with the Franchisor. If, in the course of operating its Master Franchisee's Business, the Master Franchisee develops or improves any aspect of the Master Franchise Methods, any and all plans, methods, ideas and systems related to such development or improvement shall inure to the benefit of the Franchisor and shall be owned by the Franchisor as a part of the Master Franchise Methods.

     10.3. No Other Mark. The Master Franchisee further agrees that no Mark other than "GREASE MONKEY" and design or such other Marks as may be specified by the Franchisor, shall be used in the operation of the Master Franchisee's Business.

     10.4. Cessation of Use at Termination. In the event this Agreement is terminated for any reason, the Master Franchisee shall immediately cease using any of the GREASE MONKEY Master Franchise Methods, Marks, trade names, trade dress, trade secrets, copyrights or any other symbols used to identify the Master Franchisee's Business, and all rights the Master Franchisee had to the same shall automatically terminate. The Master Franchisee agrees to execute any documents of assignment as may be necessary to transfer any rights the Master Franchisee may possess in and to the Marks to the Franchisor. Nothing herein shall affect the Master Franchisee's rights as a Franchisee under any then existing Franchise Agreement.

     10.5.  Protection of the Marks.  The Franchisor  shall have the affirmative obligation to protect and defend its use of the Marks and the Franchisor's proprietary interests therein, which affirmative obligations shall include, without limitation, ascertaining on a periodic basis whether there is any infringing or illegal use of the Marks by any unauthorized parties within the Master Franchise Area. The Master Franchisee shall notify the Franchisor in writing of any possible infringement or illegal use by others of the Marks, or trademarks the same as or substantially similar to the Marks which may come to its attention. The Master Franchisee acknowledges that the Franchisor shall have the right to determine whether action will be taken on account of any possible infringement or illegal use. If such action is deemed to be necessary, the Franchisor will notify the Master Franchisee who will be responsible for the commencement or prosecution of such action if the Franchisor determines it to be reasonably necessary for the continued protection and quality control of the Marks and Master Franchise Methods. The Franchisor shall bear the cost of any such action, including reasonable attorneys' fees, and shall reasonably cooperate with the Master Franchisee in any such litigation; provided the Franchisor shall also have the right to dictate and control the prosecution of any such action. The Master Franchisee agrees not to institute any action on account of any possible infringement or illegal use without first obtaining the Franchisor's prior written consent.

     10.6. Master Franchisee's Trade Name. The Master Franchisee acknowledges that the Franchisor has a prior and superior claim to the Marks and GREASE MONKEY trade name. The Master Franchisee shall not license or use any of the GREASE MONKEY Marks or trade names in the legal name of its company, partnership or any other business entity used in conducting the business provided for in this Agreement. The Master Franchisee also agrees not to register or attempt to register any trade name using the words "GREASE MONKEY" in the Master
Franchisee's name or in any other person or business entity name without the prior written consent of the Franchisor. Further, except as permitted by the Master Franchisee's Operations Manual, the Master Franchisee shall not use any of the Marks as part of an electronic mail address, or on any sites on the Internet or World Wide Web and the Master Franchisee shall not use or register any of the Marks as a domain name on the Internet. When this Agreement is terminated, the Master Franchisee shall execute any assignment or other document the Franchisor requires to transfer to the Franchisor any rights the Master Franchisee may possess in a trade name utilizing the mark GREASE MONKEY or any other Mark owned by the Franchisor.

     10.7. Change of Marks. In the event that the Franchisor, in its sole discretion, shall determine it necessary to modify or discontinue the use of any proprietary Marks, or to develop additional or substitute marks, the Master Franchisee shall, within a reasonable time after receipt of written notice of such a modification or discontinuation from the Franchisor, take such action, at the Master Franchisee's sole expense, as may be necessary to comply with such modification, discontinuation, addition or substitution; provided, however, any cost to register the additional or substitute mark shall be at the Franchisor's sole expense.

     10.8. Registration in Master Franchise Area. The Franchisor has received trademark registration with the appropriate regulator agencies in the Master Franchise Area for the service mark "GREASE MONKEY" and design as described in Exhibit B, attached hereto and by this reference incorporated herein. The Master Franchisee shall promptly file, as and when necessary and at Master Franchisee's sole expense, a registered user agreement, statutory declaration or other applicable document with the appropriate office in the Master Franchise Area in connection with the use of the GREASE MONKEY mark and any Marks which may subsequently be used by the Master Franchisee in connection with this Agreement. The Master Franchisee will be responsible for any and all subsequent registered user agreements, statutory declarations or other applicable documents as may be required to be filed with the appropriate regulatory agency in connection with each Franchisee's use of the GREASE MONKEY mark and any other Marks of the Franchisor to be used by the Franchisees.

                             11. REPORTS AND RECORDS

     11.1.  Periodic  Reports.   The  Master  Franchisee  shall  supply  to  the
Franchisor such reports in a manner and form as the Franchisor may, from time to time, reasonably require.

     11.2. Annual Reports. The Master Franchisee shall, within 120 days after the end of its fiscal year, provide to the Franchisor, in English, annual audited financial statements, tax returns relating to the Master Franchisee's Business, and a certification from an independent certified public accountant that all sums due and owing hereunder have been paid. If the certification shows an underpayment of any amounts owed to the Franchisor, these amounts shall be paid to the Franchisor concurrently with the submission of the statements. In addition, the Master Franchisee shall, within forty five days from the end of each calendar quarter, provide the Franchisor with copies of quarterly value added tax returns or other assessment returns or reports as may be applicable.

     11.3. Maintenance of Records. The Master Franchisee shall maintain all books and records for the Master Franchisee's Business in accordance with generally accepted accounting principles, consistently applied, and preserve these records for at least six years after the fiscal year to which they relate.

     11.4. Inspection and Audit. The Master Franchisee shall permit the Franchisor to inspect and audit the books and records of the Master Franchisee's Business at any reasonable time, at the Franchisor's expense. "Books and records" includes but is not limited to, all books and records of the Master Franchisee's Business, tax returns and reports, invoices, general ledgers, sales slips and bank statements. In the event that any audit discloses an understatement of payments due to or paid to the Franchisor, the Master Franchisee shall immediately pay all deficiencies which may be due and owing to the Franchisor, including interest at 18% per annum. In addition, if such audit reflects an underpayment to the Franchisor by 5% or more, the Master Franchisee will bear the entire cost of such audit and all related reasonable expenses and the Franchisor shall be entitled to reaudit the Master Franchisee's Business at the Master Franchisee's expense, at any time within one year from the date of the current audit, to determine whether the Master Franchisee has accurately reported and paid all amounts due to the Franchisor.

                            12. ASSIGNMENT OF RIGHTS

     12.1. Assignment by Master Franchisee. The Master Franchisee's Business granted herein is personal to the Master Franchisee and except as stated below, the Franchisor shall not allow or permit any transfer, assignment, sublicense or conveyance of this Agreement or any interest hereunder. The Master Franchisee shall not sell, transfer or assign its rights under this Agreement or any interest in it, or any part or portion of the entity that owns it, or a substantial portion of the assets used in carrying out this Agreement, unless the Master Franchisee obtains the Franchisor's prior written consent and the Master Franchisee or the proposed transferee or both, comply with requirements 12.1(a), through 12.1(h); provided, however, that the restrictions on transfer in this paragraph 12.1 shall not apply if the proposed transferee is owned or controlled by at least 51% of the original shareholders of the Master Franchisee and the transaction is made for purposes of fiscal consolidation in accordance with applicable Mexican law.

          a. Payment of all amounts due and owing by the Master Franchisee to the Franchisor and to third parties whose debts or obligations the Franchisor has guaranteed on behalf of the Master Franchisee, if any;

          b. Agreement by the proposed transferee to satisfactorily complete the initial training program conducted by the Franchisor, which training may be completed by the transferee either prior to or immediately after assignment of this Agreement;

          c. An express written assumption by the proposed transferee of the Master Franchisee's obligations pursuant to this Agreement and any other related agreement between the Franchisor and the Master Franchisee;

          d. Provision by the Master Franchisee of thirty (30) days written notice prior to the proposed effective date of the transfer, such notice to contain the material terms and conditions of the transfer, including without limitation, the price and terms of payment;

          e. Execution by the Master Franchisee of a general release of all claims against the Franchisor and an acknowledgement of the termination of all of its rights in connection with this Agreement;

          f. Payment by the Master Franchisee or the proposed transferee of a transfer fee in an amount commensurate with the reasonable costs incurred by the Franchisor in connection with the review and consummation of the proposed transfer and the qualification and training of the transferee, which payment shall not exceed 10% of the total purchase price to be paid by the transferee, whether to be paid in lump sum or financed;

          g. The proposed transferee shall have provided information to the Franchisor sufficient for the Franchisor to assess the proposed transferee's business experience, aptitude, creditworthiness and financial resources to operate the Master Franchisee's Business and the Franchisor shall have ascertained that the proposed transferee meets such qualifications; and

          h.  The  proposed   transferee   shall  have  visited  the   corporate
     headquarters of the Franchisor and shall have been evaluated and reasonably approved by the Franchisor.

     12.2. Franchisor's Approval of Transfer. The Franchisor has thirty (30) days from the date of notice from the Master Franchisee to approve or disapprove the Master Franchisee's proposed assignment. The Master Franchisee acknowledges that the Franchisor may withhold approval of a proposed assignment or proposed transferee for any commercially reasonable cause, including without limitation, the transferee's financial capability or its suitability to act as the Franchisor's special agent in the Master Franchise Area, irrespective of how such financial capability or suitability compares to that of the Master Franchisee. If the Master Franchisee and its proposed transferee comply with all conditions for assignment set forth herein and the Franchisor has not given the Master Franchisee notice of its approval or disapproval within such period, approval is deemed granted. This paragraph 12.2 shall not apply if the proposed transferee is owned or controlled by at least 51% of the original shareholders of the Master Franchisee and the transaction is made for purposes of fiscal consolidation in accordance with applicable Mexican law.

     12.3. Right of First Refusal. In the event the Master Franchisee wishes to sell, transfer or assign its rights under this Agreement or any interest in it, or any substantial portion of the assets used in carrying out this Agreement to a third party, the Master Franchisee agrees to grant to the Franchisor a thirty day right of first refusal to purchase such rights or assets on the same terms and conditions as are contained in the written offer to purchase submitted to the Master Franchisee by the proposed purchaser. The Master Franchisee shall immediately notify the Franchisor of such offer by sending a written notice via courier, telegram or telefax to the Franchisor enclosing a copy of the written offer from the proposed purchaser and receipt of such notice must be confirmed in writing on receipt by Franchisor. Such right of first refusal is effective for each proposed assignment. Absence of a reply to the Master Franchisee's notice of a proposed assignment within the thirty day period is deemed a waiver of such right of first refusal. The right of first refusal period will run concurrently with the period in which the Franchisor has to approve or disapprove the proposed transferee. If the Franchisor chooses not to exercise its right of first refusal, the Master Franchisee shall be free to complete the sale, transfer or assignment, subject to compliance with all other pre-conditions for assignment set forth herein. This paragraph 12.3 shall not apply if the proposed transferee is owned or controlled by at least 51% of the original shareholders of the Master Franchisee and the transaction is made for purposes of fiscal consolidation in accordance with applicable Mexican law.

     12.4. Types of Assignment. The Master Franchisee acknowledges that the Franchisor's right to approve or disapprove a proposed sale or transfer provided for herein shall apply (1) if the Master Franchisee is a partnership or other business association, to the addition or deletion of a partner or a member of the association or the transfer of any partnership or membership interest among existing partners or members; (2) if the Master Franchisee is a corporation or company, to any proposed transfer or assignment of 25% or more of the stock or other ownership interest in the Master Franchisee, whether such transfer occurs in a single transaction or several transactions; and (3) if the Master Franchisee is an individual, to the transfer from such individual or individuals to a company controlled by him, her or them, in which case the Franchisor's approval will be conditioned on the continuing personal guarantee of the individual (or individuals) for the performance of obligations under this Agreement, and other reasonable conditions. With respect to a proposed transfer as described in subsection (3) of this section, the Franchisor's right of first refusal to purchase, as set forth above, shall not apply and the Franchisor will waive any transfer fee chargeable to the Master Franchisee for a transfer under these circumstances.

     12.5. Assignment by Franchisor. This Agreement is fully assignable by the Franchisor and shall inure to the benefit of any assignee or other legal successor in interest. The Franchisor shall also have the right to delegate the performance of any portion or all of its obligations hereunder to third parties, whether the same are agents of the Franchisor or independent contractors with whom the Franchisor has contracted to provide such services. The Franchisor shall give the Master Franchisee at least thirty (30) days prior written notice of the assignment or delegation of all or any portion of Franchisor's rights and obligations in this Agreement. The Master Franchisee agrees in advance to any such delegation by the Franchisor of any part or portion of its obligations and duties hereunder.


                             13. TERM AND EXPIRATION

     13.1. Term. The term of this Agreement is for a period of fifteen (15) years from the date of this Agreement, unless sooner terminated as provided herein.

     13.2. Rights On Expiration. At the end of the initial term hereof, the Master Franchisee shall have the option to renew the franchise rights granted hereunder for consecutive terms of fifteen (15) years each if the Master
Franchisee:

          a. At least thirty (30) days prior to expiration of the term, executes the then current form of Master Franchise Agreement; provided, however, that the financial terms as well as the terms relating to the operation of the Master Franchise Business of the Master Franchise Agreement offered in connection with the renewal shall be no less favorable than those terms and conditions of this Agreement;

          b. Has complied with all provisions of this Agreement during the initial term. "Compliance" shall mean, at a minimum, that the Master Franchisee has not received written notification from the Franchisor of a material breach hereunder more than three times during the term hereof, whether or not the Master Franchisee cured such breaches;

          c.  Executes  a  general  release   covering  all  claims  the  Master
     Franchisee  may  have  against  the  Franchisor  in  connection   with  the
     completion of the then applicable term of this Agreement; and

          d.  Pays a  successor  master  license  fee of  $5,000  United  States
     Dollars.

     13.3. Exercise of Option for Successor Franchise. The Master Franchisee may exercise its renewal option by giving notice of such exercise to the Franchisor at least sixty (60) days prior to the scheduled expiration of this Agreement and thereafter complying with the other conditions of renewal set forth in this Agreement within ninety days after such notice.

     13.4. Conditions of Refusal. The Franchisor shall not be obligated to renew this Agreement if the Master Franchisee fails to comply with any of the above conditions of renewal. In such event, the Franchisor shall give notice of nonrenewal at least 180 days prior to the expiration of the term (unless nonrenewal is due to a default of Section 13.2 (a) above), and such notice shall set forth the reasons for such refusal to renew.

                           14. DEFAULT AND TERMINATION

     14.1. Termination by Master Franchisee. The Master Franchisee shall have the right to terminate this Agreement on ninety days prior written notice to the Franchisor only in the event that the Franchisor commits gross negligence and/or a material breach of this Agreement, including but not limited to the insolvency, bankruptcy or dissolution of the Franchisor. Under circumstances where the breach is of the nature that it may be remedied through the actions of the Franchisor, the Master Franchisee shall permit the Franchisor the same ninety (90) day period to remedy any such breach or default, after which time, if the breach or default has not been remedied, the Master Franchisee may terminate this Agreement immediately. Notwithstanding the foregoing, if the breach is remediable, but is of a nature which cannot be reasonably remedied within such ninety (90) day period and the Franchisor has commenced and is continuing to make good faith efforts to remedy the breach during such ninety
(90) day period, then the Franchisor shall be given an additional reasonable period of time to remedy the same and this Agreement shall not terminate.

     14.2. Termination by Franchisor. The Franchisor shall have the right to terminate this Agreement, on ninety (90) days prior written notice to the Master Franchisee only in the event that the Master Franchisee commits gross negligence and/or a material breach of this Agreement, including but not limited to the insolvency, bankruptcy or dissolution of the Master Franchisee. Under circumstances where the breach is of the nature that it may be remedied through the actions of the Master Franchisee, the Franchisor shall permit the Master Franchisee the same ninety (90) day period to remedy any such breach or default, after which time, if the breach or default has not been remedied, the Franchisor may terminate this Agreement immediately. Notwithstanding the foregoing, if the breach is remediable, but is of a nature which cannot be reasonably remedied within such ninety (90) day period and the Master Franchisee has commenced and is continuing to make good faith efforts to remedy the breach during such ninety
(90) day period, then the Master Franchisee shall be given an additional reasonable period of time to remedy the same and this Agreement shall not terminate.

     14.3.  Post-Termination   Obligations  of  Master  Franchisee.  The  Master
Franchisee is obligated on termination or nonrenewal of this Agreement to:

          a. Pay to the Franchisor all fees, and any and all amounts or accounts payable then owed the Franchisor or its affiliates pursuant to this Agreement, or pursuant to any other written agreement between the parties, within thirty (30) days of the effective date of such termination;

          b. Immediately cease to identify the Master Franchisee's Business as being, or having been, associated with the Franchisor, and immediately cease using any of the Marks, or any mark in any way associated with the Master Franchise Methods for any purpose, except pursuant to any other effective agreement with the Franchisor;

          c. Deliver to the Franchisor all signs, sign-faces, advertising materials, stationery, videotapes, forms and other materials bearing any of the Marks or otherwise identified with the Franchisor;

          d. Immediately deliver to the Franchisor the Master Franchisee's Operations Manuals in its possession and all other information, documents and copies thereof which are proprietary to the Franchisor;

          e. Promptly take such action as may be required to cancel all trade names or equivalent registrations relating to its use of any Marks of the Franchisor or, at the option of the Franchisor, assign the same to the Franchisor;

          f. Deliver to the Franchisor the names, addresses, telephone numbers and any other information in the Master Franchisee's possession, regarding all sales leads of prospective Franchisees within the Master Franchise Area; and

          g.  Abide by all  restrictive  covenants  as set forth in  Article  16 below.

                 15. RELATIONSHIP OF THE PARTIES/INDEMNIFICATION

     15.1. Independent Businesspersons. During the term of this Agreement, the Master Franchisee shall be an independent businessperson and shall in no way be considered as a general agent, partner or employee of the Franchisor. It is understood and agreed that no general agency or partnership is created by this Agreement. As such, the Master Franchisee has no authority of any nature whatsoever to bind the Franchisor or incur any liability for or on behalf of the Franchisor or to represent itself as anything other than an independent contractor.

     15.2. Indemnification. The Master Franchisee shall indemnify and hold harmless the Franchisor and its officers, directors, employees, agents and representatives from all fines, suits, proceedings, claims, demands or actions ("Claims") of any kind or nature, including reasonable attorneys' fees, from any third party whomsoever, arising or growing out of, or otherwise connected with the Master Franchisee's operation of the Master Franchisee's Business, except and unless any such Claim arises out of the authorized use of, or defense or protection of, the Marks in the Master Franchise Area, or any such Claim is due to the gross negligence or willful misconduct of Franchisor or arises in connection with a defect in the product made or supplied by the Franchisor.

          a. If the Franchisor seeks indemnification hereunder with respect to the assertion of a Claim, it shall give notice to the Master Franchisee within thirty days of the Franchisor becoming aware of any such Claim. The notice shall set forth such information with respect to the Claim as is then reasonably available to the Franchisor. The Master Franchisee will thereafter be entitled, at any time during the defense of the Claim, if it so elects, by written notice delivered to the Franchisor within thirty days after receiving the Franchisor's notice, to assume the defense of the Claim with counsel satisfactory to the Franchisor. Notwithstanding the foregoing,
     (i) the Franchisor shall have the right to employ its own counsel in any such case (but the fees and expenses of such counsel shall be at the expense of the Franchisor as long as the Master Franchisee continues to defend such matter), to defend such Claim, or to compromise or settle such Claim insofar as such compromise or settlement does not involve monetary damage or payment of money; (ii) the Franchisor shall not have any obligation to give any notice of a Claim by a third party unless such Claim is in writing; and (iii) the rights of the Franchisor to be indemnified herein shall not be deemed forfeited by its failure to give notice unless the Master Franchisee is prejudiced by such failure.

          b. After  receipt of the  aforesaid  notice of a Claim,  if the Master
     Franchisee fails to assume the defense of the Franchisor against such Claim, the Franchisor shall have the right to undertake the defense and to compromise or settle such Claim on behalf of and for the account and risk of the Master Franchisee, and at the Master Franchisee's expense, payable to the Franchisor on written demand.

                            16. RESTRICTIVE COVENANTS

     16.1. Non-Competition During Term. While this Agreement is in effect, the Master Franchisee and its officers, partners, directors, agents or employees who have completed the Franchisor's initial training program or had access to the
Master Franchisee's Operations Manual, including without limitation, the beneficial owners of a 5% or greater interest in the Master Franchisee, where the Master Franchisee is a company, shall not, directly or indirectly, engage in or participate as an owner, officer, partner, director, agent, franchise sales agent, consultant, employee or otherwise, in any other business which engages in, or licenses or franchises others to engage in, a business which is the same as or substantially similar to the Master Franchisee's Business or a GREASE MONKEY Center, including without limitation, any business promoting, operating or granting licenses or franchises to others to operate a business deriving 40% or more of the gross sales revenue from automotive lubrication, oil changes, radiator flush and fill, and transmission fluid and other fluid replacement services, and related products or services offered by GREASE MONKEY Centers ("Competitive Business"), without having first obtained the Franchisor's written consent.

     16.2. Post-Termination Covenant Not to Compete. The Master Franchisee has acquired from the Franchisor confidential information regarding Franchisor's trade secrets and Master Franchise Methods which, in the event of a termination of this Agreement, could be used by the Master Franchisee to injure the Franchisor. As a result, the Master Franchisee and its officers, partners, directors, agents or employees who have completed the Franchisor's initial training program or had access to the Master Franchisee's Operations Manual, including without limitation, the beneficial owners of 5% or more of the ownership interest in a Master Franchisee which is a company, shall not for a period of two years from the date of termination, transfer or expiration of this Agreement, or for a period of two years after termination or cessation of such person's relationship with the Master Franchisee in such capacity, whichever first occurs, without first having obtained the Franchisor's consent, engage in or participate as an owner, officer, partner, director, franchise sales agent, agent, consultant or employee, in any other business which engages in, or licenses or franchises others to engage in, a Competitive Business, and which is operating, as of the date of such termination, transfer or expiration, anywhere within the Master Franchise Area, unless such right is granted pursuant to a separate agreement with the Franchisor.

     16.3. No Interference. The Master Franchisee agrees that during the term of this Agreement and for a period of two years thereafter, it shall in no way solicit or attempt to solicit the employees of or the business or customers of, or interfere with the business relationship established with employees or customers of, the Franchisor or any other Master Franchisee's business or GREASE MONKEY Centers.

     16.4. Confidentiality of Proprietary Information. The Master Franchisee acknowledges that after execution of this Agreement, Master Franchisee will have access to confidential information and trade secrets which are proprietary to Franchisor, through participation in Franchisor's training programs, receipt of the Master Franchisee's Operations Manual and otherwise. The Master Franchisee acknowledges that the unauthorized use of such information or the disclosure of such information, or any part thereof, to unauthorized third parties will be injurious to Franchisor. The Master Franchisee, and all of Master Franchisee's employees who have attended Franchisor's training programs or had access to the Master Franchisee's Operations Manual or are otherwise privy to such information, shall not make unauthorized use of, or disclose to any unauthorized third party, the systems, techniques, operating procedures, marketing systems or other trade secrets or confidential information relating to the establishment and operation of Master Franchisee's Business or a GREASE MONKEY Center.

     16.5. Nondisclosure and Noncompetition Agreement. The Master Franchisee shall require that any officer, partner, director, employee or agent of the Master Franchisee execute a Nondisclosure and Noncompetition Agreement (in the form substantially similar to Exhibit C) containing the provisions as set forth herein, and further, the Master Franchisee shall notify the Franchisor of the identity of each and every above-described person and provide the Franchisor with an originally executed copy of each such Nondisclosure and Noncompetition Agreement.

                                  17. INSURANCE

     17.1. Insurance Coverage. The Master Franchisee shall procure, maintain and provide evidence of insurance coverage for the Master Franchisee, as required by Mexican law, if any.

     17.2. Proof of Insurance. The Master Franchisee will provide proof of insurance, if insurance is required by Mexican law, to the Franchisor prior to commencement of the Master Franchisee's Business operations. This proof will show that the insurer has been authorized to inform the Franchisor in the event any policies lapse or are canceled. The Franchisor has the right to change the minimum amount of insurance the Master Franchisee is required to maintain by giving the Master Franchisee prior reasonable notice, giving due consideration to what is reasonable and customary in a similar business in the Master Franchise Area. Noncompliance with the insurance provisions set forth herein shall be deemed a material breach of this Agreement. In the event of any lapse in insurance coverage, in addition to all other remedies, the Franchisor shall have the right to demand that the Master Franchisee cease operations until coverage is reinstated, or, in the alternative, pay any delinquencies in premium payments and charge the same back to the Master Franchisee.

                                 18. ENFORCEMENT

     18.1. GOVERNING LAW. EXCEPT TO THE EXTENT GOVERNED BY THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. ss.ss. 1051 ET SEQ.) OR OTHER UNITED STATES FEDERAL LAW, THIS AGREEMENT, THE MASTER FRANCHISEE'S BUSINESS AND ALL CLAIMS ARISING FROM THE RELATIONSHIP BETWEEN THE FRANCHISOR AND THE MASTER FRANCHISEE WILL BE GOVERNED BY THE LAWS OF THE STATE OF COLORADO U.S.A., WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES, EXCEPT THAT ANY COLORADO LAW REGULATING THE SALE OF FRANCHISES OR BUSINESS OPPORTUNITIES OR GOVERNING THE RELATIONSHIP OF A FRANCHISOR AND ITS FRANCHISEE WILL NOT APPLY UNLESS ITS JURISDICTIONAL REQUIREMENTS ARE MET INDEPENDENTLY WITHOUT REFERENCE TO THIS SECTION.

     18.2. CONSENT TO JURISDICTION. SUBJECT TO SECTION 18.1, THE MASTER FRANCHISEE AND THE MASTER FRANCHISEE'S OWNERS AGREE THAT ALL JUDICIAL ACTIONS BROUGHT BY THE FRANCHISOR AGAINST THE MASTER FRANCHISEE OR THE MASTER FRANCHISEE'S AFFILIATES, SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS OR EMPLOYEES OR BY THE MASTER FRANCHISEE OR THE MASTER FRANCHISEE'S OWNERS AGAINST THE FRANCHISOR OR THE FRANCHISOR'S AFFILIATES, SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS OR EMPLOYEES MUST BE BROUGHT IN THE DISTRICT COURT FOR THE CITY AND COUNTY OF DENVER, COLORADO U.S.A., OR IN THE UNITED STATES FEDERAL DISTRICT COURT IN DENVER, COLORADO U.S.A. AND THE MASTER FRANCHISEE (AND EACH OF ITS AFFILIATES, SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS OR EMPLOYEES) IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND WAIVES ANY OBJECTION THE MASTER FRANCHISEE (OR SUCH NAMED INDIVIDUAL) MAY HAVE TO EITHER THE JURISDICTION OF OR VENUE IN SUCH COURTS. NOTWITHSTANDING THE FOREGOING, THE FRANCHISOR MAY BRING AN ACTION FOR A TEMPORARY RESTRAINING ORDER, TEMPORARY OR PRELIMINARY INJUNCTIVE RELIEF, IN ANY FEDERAL, STATE, PROVINCIAL OR OTHER APPLICABLE COURT OF GENERAL JURISDICTION IN THE MASTER FRANCHISE AREA.

     18.3. INJUNCTIVE RELIEF. THE FRANCHISOR AND THE MASTER FRANCHISEE SHALL EACH HAVE THE RIGHT IN THE PROPER CASE TO OBTAIN INJUNCTIVE RELIEF FROM A COURT OF COMPETENT JURISDICTION. THE MASTER FRANCHISEE AGREES THAT THE FRANCHISOR MAY OBTAIN SUCH INJUNCTIVE RELIEF, WITHOUT BOND (OR IF A COURT OF COMPETENT JURISDICTION DETERMINES A BOND IS REQUIRED, SUCH BOND SHALL IN NO EVENT EXCEED U.S.$500), BUT UPON DUE NOTICE, AND THE MASTER FRANCHISEE'S SOLE REMEDY IN THE EVENT OF THE ENTRY OF SUCH INJUNCTIVE RELIEF SHALL BE THE DISSOLUTION OF SUCH INJUNCTIVE RELIEF, IF WARRANTED, UPON HEARING DULY HAD; PROVIDED, HOWEVER, THAT ALL CLAIMS FOR DAMAGES BY REASON OF THE WRONGFUL ISSUANCE OF ANY SUCH INJUNCTION ARE HEREBY EXPRESSLY WAIVED BY THE MASTER FRANCHISEE. ANY SUCH ACTION WILL BE BROUGHT AS PROVIDED IN SECTION 18.2 ABOVE.

                          19. MISCELLANEOUS PROVISIONS

     19.1. Modification. The parties may modify this Agreement only on execution of a written agreement between the parties; provided, however, that the Master Franchisee acknowledges that this Agreement may be amended by the Franchisor in its sole discretion, after it has been reviewed by legal counsel in the Master Franchise Area in order to bring the Agreement into conformity with applicable laws and regulations. The Master Franchisee acknowledges that the Franchisor may modify its standards and specifications and operating and marketing techniques set forth in the Master Franchisee's Operations Manual unilaterally under any conditions and to the extent to which the Franchisor, in its sole discretion, deems necessary to protect, promote or improve the Marks and the quality of the Master Franchise Methods, but under no circumstances will such modifications be made arbitrarily without such determination.

     19.2. Delegation. The Master Franchisee may not delegate any of its duties under this Agreement, unless it has received the prior written consent of the Franchisor.

     19.3. Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes any and all prior agreements concerning the subject matter hereof. The Master Franchisee agrees and understands that the Franchisor shall not be liable or obligated for any oral representations or commitments made prior to the execution hereof and that no modifications of this Agreement shall be effective except those in writing and signed by both parties. The Franchisor does not authorize and will not be bound by any representation of any nature other than those expressed in this Agreement. The Master Franchisee further acknowledges and agrees that no representations have been made to it by the Franchisor regarding projected sales volumes, market potential, revenues, profits or operational assistance other than as stated in this Agreement or in any disclosure document provided in connection herewith. This Agreement shall not be effective until it is signed by an officer of the Franchisor.

     19.4. No Right to Set-Off. The Master Franchisee shall not be allowed to set off amounts owed to the Franchisor in respect of any amounts due hereunder, against any monies owed to the Master Franchisee, which right of set off is hereby expressly waived by the Master Franchisee.

     19.5. Fees and Costs. In the event of any default on the part of either party to this Agreement, in addition to all other remedies, the party in default will pay the aggrieved party all amounts due and all damages, costs and expenses, including reasonable attorneys' fees and translation costs, incurred by the aggrieved party in any legal action, arbitration or other proceeding as a result of such default, plus interest at the lesser of 18% annually or the highest rate allowable by law, accruing from the date of such default.

     19.6. Severability. If any provision of this Agreement is held invalid in a final decision from which no appeal is or can be taken, such provision shall be deemed modified to eliminate the invalid element and, as so modified, such provision shall be deemed a part of this Agreement as though originally included. The remaining provisions of this Agreement shall not be affected by such modification.

     19.7. Notices. All notices required to be given under this Agreement shall be given in writing, by certified air mail, or by hand, or by an overnight delivery service providing documentation of receipt, at the addresses set forth in the first paragraph of this Agreement or at such other addresses as the Franchisor or the Master Franchisee may designate from time to time in accordance with this Section, and shall be deemed to be received seven days from the date of mailing, registered air mail, or when received via overnight delivery, or immediately if delivered by hand, as may be applicable.

     19.8. Excuse of Performance. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties hereto shall be subject to all laws, both present and future, or any requests of any government or any department, agency or corporation thereof having jurisdiction over this Agreement, and to war, acts of God, or any cause of like or different kind beyond the control of the parties, and the parties shall be excused from performance of any obligation hereunder to the extent such failure is caused by any law, order, regulation, direction, request or contingency; provided, however, that such excuse of performance shall be limited to the period during which such excuse of performance exists and shall not affect the running of the term of this Agreement.

     19.9. Approval Within Master Franchise Area. Any approval of this Agreement by the appropriate authorities in the Master Franchise Area which is required to enable the Master Franchisee to enter into this Agreement, perform under the terms of this Agreement, do business with the Franchisor, or to make payments to the Franchisor hereunder in United States dollars in the United States of America shall be the sole responsibility of the Master Franchisee, except as otherwise set forth herein.

     19.10. Applicable Law. This Agreement shall be interpreted in accordance with the laws of Colorado, U.S.A.

     19.11. Translation of Agreement. The English language shall be regarded as the authoritative and official text of this Agreement. However, this Agreement will be translated into the language in dominant use in the Master Franchise Area, at the Franchisor's expense, in the event that translation is necessary for the purpose of registration of the Agreement with the applicable government authorities. Nevertheless, in the event that discrepancies exist between the English and such translated text, the English text shall be considered the official text of the Agreement. REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.

                                            GREASE MONKEY INTERNATIONAL, INC.,
                                            a Colorado corporation


                                            By: /s/ Charles E. Steinbrueck
                                               ---------------------------------
                                            Its:  President and CEO
                                                 -------------------------------
                                            Date:  July 16, 1998
                                                 -------------------------------

                                            UNILUB, S.A. de C.V.,
                                            a Mexican corporation



                                            By:  /s/ Antonio Ramon
                                               ---------------------------------

                                            Its:  President
                                                 -------------------------------
                                            Date:   July 16, 1998
                                                  ------------------------------

                                    EXHIBIT A

                                   ADDENDUM TO
                           MASTER FRANCHISE AGREEMENT

                                                                       EXHIBIT A
                                                   TO MASTER FRANCHISE AGREEMENT

                  ADDENDUM TO GREASE MONKEY INTERNATIONAL, INC.
                           MASTER FRANCHISE AGREEMENT

     This is an Addendum to the Master Franchise Agreement dated August 1, 1998 (the "Agreement") by and between Grease Monkey International, Inc.
("Franchisor") Unilub, S.A. de C.V. ("Master Franchisee"). This Addendum modifies certain terms and conditions of the Agreement and in the event of a conflict in terms between the Agreement and this Addendum, the terms of this Addendum shall be controlling. To the extent not otherwise defined in this Addendum, all initial-capitalized references shall have the same definition as set forth in the Agreement.

     The parties agree as follows:

     a. Development Schedule. The initial Quarterly Development Schedule, as referenced in Sections 2.1 and 5.2 of the Agreement, shall be determined by the Franchisor and the Master Franchisee by October 31, 1998.

     b. Master Office. The Master Office, referenced in Section 5.3 of the Agreement, will be located at the following address: Humberto Lobo No. 770, Colonia del Valle, San Pedro Garza Garcia, Nuevo Leon, 66220 Mexico.

     c. Effectiveness of Agreement. To the extent not amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Fully executed this 16th day of July, 1998.

                                            FRANCHISOR:

                                            GREASE MONKEY INTERNATIONAL, INC.


                                            By:  /s/ Charles E. Steinbrueck
                                               ---------------------------------
                                            Title:  President and CEO
                                            Date:  July 16, 1998


                                            UNILUB, S.A. de C.V.:



                                            By:  /s/ Antonio Ramon
                                               ---------------------------------
                                            Title:  President
                                            Date:  July 16, 1998

                                    EXHIBIT B

                 MARK REGISTRATIONS IN THE MASTER FRANCHISE AREA

                           MARKS REGISTERED IN MEXICO






           Mark                    Registration Date         Registration No.
=============================  =========================  ======================
    "GREASE MONKEY" and             August 12, 1992               427543
          Design
     "MONKEY SHINE"               September 30, 1997             560647
=============================  ==========================  =====================

                                    EXHIBIT C

                   NONDISCLOSURE AND NONCOMPETITION AGREEMENT

                   NONDISCLOSURE AND NONCOMPETITION AGREEMENT


     This Nondisclosure and Noncompetition Agreement ("Agreement") is made and entered into effective the 1st day of August, 1998 by and between Grease Monkey International, Inc., a Colorado corporation, located at 216 16th Street, Suite 1100, Denver, Colorado 80202-5125 ("Company") and VICTOR HINOJOSA, who resides at Miguel de Cervantes #20, Cortiso Del Valle, San Pedro Garza Garcia, N.L. Mexico, ("Associate").

                                    RECITALS

     A. Company sells franchises for the operation of automotive lubrication businesses which operate under the name and service mark "GREASE MONKEY" and other approved marks ("Franchises" or "Grease Monkey Centers");

     B. Company also sells licenses to operate a business ("Master Franchisee's Businesses") that will assist the Company in promoting Franchises and to develop, support and provide services to Grease Monkey Centers within a select area ("Master Franchise Area"), under the terms and conditions which are contained in a Master Franchise Agreement;

     C. Company has developed a business method for operating Grease Monkey Centers and operating Master Franchisee's Businesses utilizing certain information, plans, methods, data, processes, marketing systems, techniques, operating procedures, trademarks, proprietary marks and information and know-how of Company ("Confidential Information") and such Confidential Information may be further developed from time to time by Company;

     D. Company and its Affiliates have established substantial goodwill and an excellent reputation with respect to the quality of services available, which goodwill and reputation have been and will continue to be of major benefit to Company;

     E. Associate is or will become involved with Company, or a franchisee or Master Franchisee of Company, in the capacity of an officer, partner, director, or as a beneficial owner of a Franchise or a Master Franchisee's Business, which is authorized by Company pursuant to a Franchise Agreement or Master License Agreement, and will become privileged as to certain Confidential Information; and

     F. Associate and Company have reached an understanding with regard to nondisclosure by Associate of Confidential Information and with respect to noncompetition by Associate with Company.

     NOW THEREFORE, in consideration of the foregoing, the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Associate and Company, intending legally to be bound, hereby agree as follows:

     1. Confidential Information. Associate and Company acknowledge that the business plan and methods used in connection with the operation of the Franchise or Master Franchisee Business which utilize Company's Confidential Information, are confidential, unique, constitute the exclusive property of Company and are trade secrets of Company. Associate acknowledges that any disclosure of the Confidential Information would be wrongful and would cause irreparable injury and harm to Company. Associate further acknowledges that Company has expended a great amount of effort and money in obtaining and developing the Confidential Information, that Company has taken numerous precautions to guard the secrecy of the Confidential Information and that it would be very costly for competitors to acquire or duplicate the Confidential Information.

     2. Operations Manual as Trade Secret. It is understood that Confidential Information, constituting "trade secrets", as used in this Agreement is deemed to include, without limitation, any and all information contained in the Operations Manual, which may be provided as one or more separate manuals, or written instructional guides, as the same are changed or supplemented from time to time, the Development Opening Guide, and any information of whatever nature which gives to Company an opportunity to obtain an advantage over its competitors who do not have access to, know or use such lists, written materials or information.

     3. Nondisclosure of Confidential Information. Associate shall not at any time, publish, disclose, divulge or in any manner communicate to any person, firm, corporation, association, partnership or any other entity whatsoever or use, directly or indirectly, for its own benefit or for the benefit of any person, firm, corporation or other entity, other than for the use of Company, any of the Confidential Information of Company or its Affiliates.

     4. Noncompetition Covenant. Associate hereby covenants and agrees that during the term of the Franchise Agreement or Master License Agreement, except while associated with or operating the Franchise business or Master Franchisee Business in a manner authorized by Company, neither Associate nor any member of his or her immediate family shall: (a) have any direct or indirect controlling interest as a disclosed or beneficial owner in a "Competitive Business," as hereafter defined; or (b) perform services as a director, officer, manager, employee, consultant, representative, agent, or otherwise, for a Competitive Business.

     The term "Competitive Business," as used in this Agreement shall mean any business providing, or granting franchises or licenses to others to operate a business providing, automotive lubrication services. For purposes of this Agreement, a "business providing automotive lubrication services" shall be deemed to mean any business where 40% or more of the gross sales revenue is derived from automotive lubrication, oil changes, radiator flush and fill, and transmission fluid and other fluid replacement services. If the Rider to Franchise Agreement -- Car Wash is executed in connection with the Franchise Agreement, the term "Competitive Business" shall include any business providing car wash services. Notwithstanding the foregoing, Associate shall not be prohibited from owning securities in a Competitive Business if such securities are listed on a stock exchange, or traded on the over-the-counter market, that represent five percent or less of that class of securities issued and outstanding.

     5. Post-Termination Covenant. Associate hereby covenants and agrees that, for a period of three years, commencing on the effective date of termination or expiration of the Franchise Agreement or Master License Agreement or on the date on which Associate ceases his or her association with Company or Company's franchisee or Master Franchisee, whichever is later, neither Associate, nor a member of his or her immediate family, shall have any direct or indirect interest as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent or in any other capacity, in a Competitive Business located or operating within the Master Franchise Area of the Master Franchisee, unless authorized under another franchise agreement with Company. Notwithstanding the foregoing, this restriction shall not apply to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market that represent five percent or less of the number of shares of that class of securities issued and outstanding. Associate expressly acknowledges that he or she possesses skills and abilities of a general nature and has other opportunities for exploiting such skills. Consequently, enforcement of this covenant will not deprive Associate of his or her personal goodwill or ability to earn a living.

     This covenant not to compete is intended to be a reasonable restriction on Associate. For purposes of interpreting this covenant not to compete, every month of time and mile of distance shall be considered severable. In the event a court of competent jurisdiction interprets either the spatial or temporal limitations of this Agreement to be overly broad, then the court shall adjust the offending limitation, either by months of time or miles of distance, so as to fashion a reasonably enforceable covenant.

     6. No Interference With Business. During the term of the Franchise Agreement or Master License Agreement and for three years thereafter or for three years after cessation of Associate's association with Company or Company's franchisee or Master Franchisee, whichever is earlier, neither Associate nor any member of his or her immediate family shall divert or attempt to divert any business related to, or any customer or prospective customer of the Grease Monkey Center or Master Franchisee's Business, by direct inducement or otherwise, or divert or attempt to divert the employment of any employee of Company or another franchisee or Master Franchisee licensed by Company, to any Competitive Business by any direct inducement or otherwise.

     7. Beginning of Three Year Period. If Associate commits a breach of Section 5 or Section 6 above, the three year period shall start on the date Associate is enjoined from competing or interfering, or stops competing or interfering, with the business of the Company, whichever is later.

     8. Remedies. Associate hereby acknowledges and agrees that in the event of any violation of this Agreement, Company shall be authorized and entitled to obtain from any court of competent jurisdiction, preliminary and permanent injunctive relief as well as an equitable accounting of all profits or benefits arising out of any such violation, which rights and remedies shall be cumulative and in addition to any other rights or remedies to which Company may be entitled.

     9. Effect of Waiver. The waiver by Associate or Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

     10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Associate and Company and their respective heirs, executors, representatives, successors and assigns.

     11. Entire Agreement. This instrument contains the entire agreement of Associate and Company relating to the matters set forth herein. It may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     12. Governing Law. This instrument shall be governed by and construed under the laws of the State of Colorado, U.S.A.

     13. Jurisdiction and Venue. In the event of a breach or threatened breach by Associate of this Agreement, Associate hereby irrevocably submits to the jurisdiction of the District Court of the City and County of Denver, Colorado, U.S.A. and the Federal District Court for the District of Colorado, and irrevocably agrees that venue for any action or proceeding shall be in the City and County of Denver, Colorado, U.S.A. Both parties waive any objection to the jurisdiction of these courts or to venue in the City and County of Denver, Colorado, U.S.A.

     14. Severability. Should any one or more of the provisions hereof be determined to be illegal or unenforceable, all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

     15. Cost of Enforcement. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party in such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), plus, if applicable, interest at the highest rate allowable by law, accruing from the date of the breach of this Agreement. If such successful party shall recover judgment in any such action or proceeding, such costs, expenses, attorneys' fees and interest shall be included as part of such judgment.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement on the date first above written.

                                     GREASE MONKEY INTERNATIONAL, INC.


                                     By /s/ Charles E. Steinbrueck
                                        ----------------------------------------
                                     Title  President and CEO
                                     Date  July 16, 1998

                                     "ASSOCIATE"


                                     By  /s/ Victor Hinojosa
                                         ---------------------------------------
                                     Date  July 16, 1998

                                     CAPACITY WITH MASTER FRANCHISEE'S BUSINESS:
                                     Secretary

                   NONDISCLOSURE AND NONCOMPETITION AGREEMENT


     This Nondisclosure and Noncompetition Agreement ("Agreement") is made and entered into effective the 1st day of August, 1998 by and between Grease Monkey International, Inc., a Colorado corporation, located at 216 16th Street, Suite 1100, Denver, Colorado 80202-5125 ("Company") and ANTONIO RAMON, who resides at La Mancha #20, Cortijo Del Valle, San Pedro Garza Garcia, N.L. Mexico, ("Associate").

                                    RECITALS

     A. Company sells franchises for the operation of automotive lubrication businesses which operate under the name and service mark "GREASE MONKEY" and other approved marks ("Franchises" or "Grease Monkey Centers");

     B. Company also sells licenses to operate a business ("Master Franchisee's Businesses") that will assist the Company in promoting Franchises and to develop, support and provide services to Grease Monkey Centers within a select area ("Master Franchise Area"), under the terms and conditions which are contained in a Master Franchise Agreement;

     C. Company has developed a business method for operating Grease Monkey Centers and operating Master Franchisee's Businesses utilizing certain information, plans, methods, data, processes, marketing systems, techniques, operating procedures, trademarks, proprietary marks and information and know-how of Company ("Confidential Information") and such Confidential Information may be further developed from time to time by Company;

     D. Company and its Affiliates have established substantial goodwill and an excellent reputation with respect to the quality of services available, which goodwill and reputation have been and will continue to be of major benefit to Company;

     E. Associate is or will become involved with Company, or a franchisee or Master Franchisee of Company, in the capacity of an officer, partner, director, or as a beneficial owner of a Franchise or a Master Franchisee's Business, which is authorized by Company pursuant to a Franchise Agreement or Master License Agreement, and will become privileged as to certain Confidential Information; and

     F. Associate and Company have reached an understanding with regard to nondisclosure by Associate of Confidential Information and with respect to noncompetition by Associate with Company.

     NOW THEREFORE, in consideration of the foregoing, the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Associate and Company, intending legally to be bound, hereby agree as follows:

     1. Confidential Information. Associate and Company acknowledge that the business plan and methods used in connection with the operation of the Franchise or Master Franchisee Business which utilize Company's Confidential Information, are confidential, unique, constitute the exclusive property of Company and are trade secrets of Company. Associate acknowledges that any disclosure of the Confidential Information would be wrongful and would cause irreparable injury and harm to Company. Associate further acknowledges that Company has expended a great amount of effort and money in obtaining and developing the Confidential Information, that Company has taken numerous precautions to guard the secrecy of the Confidential Information and that it would be very costly for competitors to acquire or duplicate the Confidential Information.

     2. Operations Manual as Trade Secret. It is understood that Confidential Information, constituting "trade secrets", as used in this Agreement is deemed to include, without limitation, any and all information contained in the Operations Manual, which may be provided as one or more separate manuals, or written instructional guides, as the same are changed or supplemented from time to time, the Development Opening Guide, and any information of whatever nature which gives to Company an opportunity to obtain an advantage over its competitors who do not have access to, know or use such lists, written materials or information.

     3. Nondisclosure of Confidential Information. Associate shall not at any time, publish, disclose, divulge or in any manner communicate to any person, firm, corporation, association, partnership or any other entity whatsoever or use, directly or indirectly, for its own benefit or for the benefit of any person, firm, corporation or other entity, other than for the use of Company, any of the Confidential Information of Company or its Affiliates.

     4. Noncompetition Covenant. Associate hereby covenants and agrees that during the term of the Franchise Agreement or Master License Agreement, except while associated with or operating the Franchise business or Master Franchisee Business in a manner authorized by Company, neither Associate nor any member of his or her immediate family shall: (a) have any direct or indirect controlling interest as a disclosed or beneficial owner in a "Competitive Business," as hereafter defined; or (b) perform services as a director, officer, manager, employee, consultant, representative, agent, or otherwise, for a Competitive Business.

     The term "Competitive Business," as used in this Agreement shall mean any business providing, or granting franchises or licenses to others to operate a business providing, automotive lubrication services. For purposes of this Agreement, a "business providing automotive lubrication services" shall be deemed to mean any business where 40% or more of the gross sales revenue is derived from automotive lubrication, oil changes, radiator flush and fill, and transmission fluid and other fluid replacement services. If the Rider to Franchise Agreement -- Car Wash is executed in connection with the Franchise Agreement, the term "Competitive Business" shall include any business providing car wash services. Notwithstanding the foregoing, Associate shall not be prohibited from owning securities in a Competitive Business if such securities are listed on a stock exchange, or traded on the over-the-counter market, that represent five percent or less of that class of securities issued and outstanding.

     5. Post-Termination Covenant. Associate hereby covenants and agrees that, for a period of three years, commencing on the effective date of termination or expiration of the Franchise Agreement or Master License Agreement or on the date on which Associate ceases his or her association with Company or Company's franchisee or Master Franchisee, whichever is later, neither Associate, nor a member of his or her immediate family, shall have any direct or indirect interest as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent or in any other capacity, in a Competitive Business located or operating within the Master Franchise Area of the Master Franchisee, unless authorized under another franchise agreement with Company. Notwithstanding the foregoing, this restriction shall not apply to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market that represent five percent or less of the number of shares of that class of securities issued and outstanding. Associate expressly acknowledges that he or she possesses skills and abilities of a general nature and has other opportunities for exploiting such skills. Consequently, enforcement of this covenant will not deprive Associate of his or her personal goodwill or ability to earn a living.

     This covenant not to compete is intended to be a reasonable restriction on Associate. For purposes of interpreting this covenant not to compete, every month of time and mile of distance shall be considered severable. In the event a court of competent jurisdiction interprets either the spatial or temporal limitations of this Agreement to be overly broad, then the court shall adjust the offending limitation, either by months of time or miles of distance, so as to fashion a reasonably enforceable covenant.

     6. No Interference With Business. During the term of the Franchise Agreement or Master License Agreement and for three years thereafter or for three years after cessation of Associate's association with Company or Company's franchisee or Master Franchisee, whichever is earlier, neither Associate nor any member of his or her immediate family shall divert or attempt to divert any business related to, or any customer or prospective customer of the Grease Monkey Center or Master Franchisee's Business, by direct inducement or otherwise, or divert or attempt to divert the employment of any employee of Company or another franchisee or Master Franchisee licensed by Company, to any Competitive Business by any direct inducement or otherwise.

     7. Beginning of Three Year Period. If Associate commits a breach of Section 5 or Section 6 above, the three year period shall start on the date Associate is enjoined from competing or interfering, or stops competing or interfering, with the business of the Company, whichever is later.

     8. Remedies. Associate hereby acknowledges and agrees that in the event of any violation of this Agreement, Company shall be authorized and entitled to obtain from any court of competent jurisdiction, preliminary and permanent injunctive relief as well as an equitable accounting of all profits or benefits arising out of any such violation, which rights and remedies shall be cumulative and in addition to any other rights or remedies to which Company may be entitled.

     9. Effect of Waiver. The waiver by Associate or Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

     10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Associate and Company and their respective heirs, executors, representatives, successors and assigns.

     11. Entire Agreement. This instrument contains the entire agreement of Associate and Company relating to the matters set forth herein. It may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     12. Governing Law. This instrument shall be governed by and construed under the laws of the State of Colorado, U.S.A.

     13. Jurisdiction and Venue. In the event of a breach or threatened breach by Associate of this Agreement, Associate hereby irrevocably submits to the jurisdiction of the District Court of the City and County of Denver, Colorado, U.S.A. and the Federal District Court for the District of Colorado, and irrevocably agrees that venue for any action or proceeding shall be in the City and County of Denver, Colorado, U.S.A. Both parties waive any objection to the jurisdiction of these courts or to venue in the City and County of Denver, Colorado, U.S.A.

     14. Severability. Should any one or more of the provisions hereof be determined to be illegal or unenforceable, all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

     15. Cost of Enforcement. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party in such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), plus, if applicable, interest at the highest rate allowable by law, accruing from the date of the breach of this Agreement. If such successful party shall recover judgment in any such action or proceeding, such costs, expenses, attorneys' fees and interest shall be included as part of such judgment.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement on the date first above written.

                                     GREASE MONKEY INTERNATIONAL, INC.


                                     By /s/ Charles E. Steinbrueck
                                        ----------------------------------------
                                     Title  President and CEO
                                     Date  July 16, 1998

                                     "ASSOCIATE"


                                     By  /s/ Antonio Ramon
                                        ----------------------------------------
                                     Date  July 16, 1998

                                     CAPACITY WITH MASTER FRANCHISEE'S BUSINESS:
                                     President

                                    EXHIBIT D

               LIMITED GUARANTY OF MASTER FRANCHISEE'S OBLIGATIONS

EXHIBIT D
TO MASTER FRANCHISE AGREEMENT

               LIMITED GUARANTY OF MASTER FRANCHISEE'S OBLIGATIONS

     In consideration of, and as an inducement to, the execution of the above Master Franchise Agreement (the "Agreement") by Grease Monkey International, Inc. ("Franchisor"), each of the undersigned hereby personally and unconditionally:

        1. Guarantees to Franchisor and its successors and assigns, for the term of this Agreement, including renewals thereof, that if Unilub, S.A. de C.V. ("Master Franchisee") fails to timely cure a breach of the Agreement, after the Franchisor gives notice of breach according to paragraph 14.2 of the Agreement, the undersigned shall punctually pay to the Franchisor an amount equal to six times the average month's payments due the Franchisor under paragraphs 3.2 and 3.3 of the Agreement for the two years immediately preceding the date of the notice of breach; and

        2. Agrees that if the payment is required to be made pursuant to paragraph 1 of this Limited Guaranty of Master Franchisee's Obligations, all rights of the Master Franchisee under the Agreement shall immediately become the property of the Franchisor, and shall be freely transferable by the Franchisor, without the necessity of further action or notice by the Franchisor.

Each of the undersigned waives the following:

        1. Acceptance and notice of acceptance by Franchisor of the foregoing undertaking;

        2.      Notice  of  demand   for   payment   of  any   indebtedness   or
                nonperformance of any obligations hereby guaranteed;

        3.      Protest  and notice of default to any party with  respect to the
                indebtedness  or  nonperformance   of  any  obligations   hereby
                guaranteed;

        4. Any right he or she may have to require that any action be brought against Franchisee or other person as a condition of liability; and

        5. Any and all other notices and legal or equitable defenses to which he or she may be entitled.

Each of the undersigned consents and agrees that:

        1. His or her direct and immediate liability under this guaranty shall be joint and several;

        2. He or she shall render any payment or performance required under the Agreement upon demand if Franchisee fails or refuses punctually to do so;

        3. Such liability shall not be contingent or conditioned upon pursuit by Franchisor of any remedies against Franchisee or any other person;

        4. Such liability shall not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which Franchisor may from time to time grant to Franchisee or to any other person, including without limitation the acceptance of any partial payment or performance, or the compromise or release of any claims, none of which shall in any way modify or amend this guaranty, which shall be continuing and irrevocable during the term of the Agreement, including renewals thereof,

        5. He or she shall be bound by the restrictive covenants and confidentiality provisions contained in the Agreement; and

        6. The injunctive relief, governing law and jurisdiction provisions contained in the Agreement shall govern this Guaranty and such provisions are incorporated into this Guaranty by this reference.

     IN WITNESS WHEREOF, each of the undersigned has affixed his or her signature on the same day and year as the Agreement was executed.

                                           GUARANTOR(S)

                                           Antonio Ramon
                                           -------------------------------------
                                           (Print Name)

                                           /s/Antonio Ramon
                                           -------------------------------------
                                           (Signature)

                                           La Mancha #20
                                           -------------------------------------
                                           Cortijo Del Valle
                                           (Address)

                                           528 335 1602
                                           (Telephone Number)


                                           Victor M. Hinojosa
                                           -------------------------------------
                                           (Print Name)

                                           /s/Victor Hinojosa
                                           -------------------------------------
                                           (Signature)

                                           Miguel De Cervantes #20
                                           -------------------------------------
                                           Cortijo Del Valle

                                           Garza Garcia, N.L., Mexico
                                           (Address)

                                           528 378 5589
                                           (Telephone Number)